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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    JULY 28, 2005
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                                IBT BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


      PENNSYLVANIA                      1-31655                   25-1532164
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(State or other jurisdiction        (Commission File              (IRS Employer
of incorporation)                       Number)              Identification No.)


309 MAIN STREET, IRWIN, PENNSYLVANIA                                 15642
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (724) 863-3100
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                                IBT BANCORP, INC.
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                      INFORMATION TO BE INCLUDED IN REPORT
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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On July 28, 2005, the Registrant issued a press release announcing its results of operations for the quarter and six months ended June 30, 2005. A copy of the press release is furnished with this report as exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
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     (c) Exhibits:

          The following exhibits are furnished herewith.

          99.1 Press Release, dated July 28, 2005

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IBT BANCORP, INC.


Date: July 28, 2005                    By: /s/ Charles G. Urtin
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                                           Charles G. Urtin
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)